                                                             Exhibit 10.15

                               PURCHASE AGREEMENT

                            dated September 25, 1996

                                      among

                        BIG FLOWER PRESS HOLDINGS, INC.,

                          BFP RECEIVABLES CORPORATION,

                           BT SECURITIES CORPORATION,

                        BANKERS TRUST INTERNATIONAL PLC,

                                       and

                           CS FIRST BOSTON CORPORATION

                               September 25, 1996

BT SECURITIES CORPORATION
Bankers Trust Plaza
130 Liberty Street
New York, New York 10006

BANKERS TRUST INTERNATIONAL PLC
One Appold Street
Broadgate
London EC2A 2HE
England

CS FIRST BOSTON CORPORATION
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055

Ladies and Gentlemen:

      Big Flower Press Holdings, Inc., a Delaware corporation ("Big Flower"), and BFP Receivables Corporation, a Delaware corporation and a wholly owned subsidiary of Big Flower ("BFP"), hereby confirm their agreement with each of BT Securities Corporation, Bankers Trust International PLC and CS First Boston Corporation (each an "Initial Purchaser," and collectively the "Initial Purchasers"), as set forth below.

      SECTION 1 The Certificates. Subject to the terms and conditions herein contained, BFP proposes to sell to the Initial Purchasers, $75,000,000 aggregate principal amount of its Variable Rate Class A, Trade Receivables Backed Certificates, Series 1996-2 (the "Class A Certificates"), and $40,000,000 aggregate principal amount of its Variable Rate Class B, Trade Receivables Backed Certificates, Series 1996-2 (the "Class B Certificates"), $15,000,000 aggregate principal amount of its Variable Rate Class C, Trade Receivables Backed Certificates, Series 1996-2 (the "Class C Certificates"), and collectively with the Class A Certificates and the Class B Certificates, the "Certificates"), as more fully described in Section 3. The terms of the Certificates are more fully set forth in the Offering Memorandum (as hereinafter defined). The Certificates are to be issued under (a) a Pooling and Servicing Agreement, dated as of March 19, 1996 (as amended or otherwise modified from time to time, the "Pooling Agreement"), among BFP, as transferor, Big Flower, as initial Servicer

("Servicer"), and Manufacturers and Traders Trust Company, as Trustee, and (b) a Series 1996-2 Supplement to the Pooling Agreement, to be entered into on or about October 4, 1996 (the "Series 1996-2 Supplement"), among BFP, Servicer, and the Trustee. Capitalized terms used but not defined in this Purchase Agreement (the "Agreement") have the meanings assigned to them in Appendix A to the Pooling Agreement or in the Series 1996-2 Supplement.

      The Certificates will be offered and sold to the Initial Purchasers without being registered under the Securities Act, in reliance on exemptions therefrom.

      In connection with the sale of the Certificates, BFP has prepared a preliminary offering memorandum dated August 30, 1996 (the "Preliminary Offering Memorandum") and a final offering memorandum dated September 26, 1996 (the "Offering Memorandum"), each of which will be in form and substance satisfactory to each of the Initial Purchasers. All references to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to include all their attachments.

      Each of Big Flower and BFP hereby expressly authorizes the Initial Purchasers to use the Preliminary Offering Memorandum and the Offering Memorandum, as they may at any time have been amended or supplemented, in connection with the offer and sale of the Certificates, and Big Flower and BFP hereby ratify and affirm all distributions of the Preliminary Offering Memorandum by the Initial Purchasers on or prior to the date of this Agreement Persons whom the Initial Purchasers reasonably believe to be "Qualified Institutional Buyers" or "Accredited Investors" (as each such term is defined hereinbelow) and authorize the Initial Purchasers to distribute the Preliminary Offering Memorandum and the Offering Memorandum in connection with the initial resale of the Certificates. Big Flower also hereby expressly authorizes the Initial Purchasers to distribute Big Flower's 1995 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for the quarters ending March 31, 1996 and June 30, 1996, any materials incorporated by reference in such Annual or Quarterly reports, the other written information distributed at the "road-show" investor meetings attended by Big Flower (which materials may, for the avoidance of doubt, be distributed to investors or potential investors whether or not they attended those meetings) and the earnings release relating to Big Flower's fiscal 1995 performance (collectively, the "Additional Disclosure Documents") in connection with the sale of the Certificates.

      Each of Big Flower and BFP understands that the Initial Purchasers propose to make an offering of the Certificates on the terms and in the manner set forth in the Offering Memorandum and Section 3 as soon as they deem advisable after this Agreement has been executed and delivered to Persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and to a limited number of other institutional "accredited investors" ("Accredited Investors"), as defined in Rule 501(a)(1), (2), (3) and
(7) under Regulation D of the Securities Act in private sales exempt from registration under the Securities Act, and, in the case of the Class A Certificates and the Class B Certificates only, outside the United States of America to certain non-U.S. Persons in reliance upon Regulation S under the Securities Act ("Regulation S").

      SECTION 2A. Representations and Warranties of Big Flower. Big Flower represents and warrants to the Initial Purchasers that:

      (a) Neither (i) any of the Preliminary Offering Memorandum, the Offering Memorandum, any Additional Disclosure Documents or any amendment or supplement to any of the foregoing, in each case as of the respective dates thereof, or
(ii) the Preliminary Offering Memorandum or the Offering Memorandum, as modified by any amendment thereof or supplement thereto, at all times up to the Closing Date (as defined in Section 3), contained or contains, as applicable, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this subsection do not apply to statements or omissions made in reliance upon and in conformity with the information described in
Section 12 and any other information that is furnished to BFP in writing by the Initial Purchasers after the date hereof expressly for use in any amendment or supplement to the Offering Memorandum.

      (b) The Certificates, the Transaction Documents and the businesses of each of Big Flower and its consolidated subsidiaries and BFP each conforms in all material respects to the respective descriptions thereof contained in the Offering Memorandum.

      (c) The statistical and market-related data included in the Offering Memorandum and any Additional Disclosure Documents are based on or derived from sources that Big Flower believes to be reliable and accurate in all material respects. The information concerning the Receivables that is included in the Offering Memorandum and any Additional Disclosure Documents presents fairly in all material respects the information purported to be stated therein. There has been no material adverse change in the delinquency, dilution, loss and other information with respect to the Receivables from that set forth in the Offering Memorandum.

      (d) Each Seller and each of Servicer and BFP is a corporation duly organized, and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to own its properties and to conduct its business as the properties presently are owned and the business presently is conducted. Each Seller and BFP had at all relevant times, and now has, all necessary power, authority and legal right to acquire, own and transfer, in the manner contemplated by the Transaction Documents, (i) in the case of each

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Seller, the Receivables and the Related Assets and (ii) in the case of BFP, the
Receivables and the other Transferred Assets.

      (e) (i) Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the servicing of the Receivables and the Related Transferred Assets as required by the Pooling Agreement requires qualification, licenses or approvals and where the failure so to qualify, to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could have a material adverse effect on its ability to perform its obligations as Servicer under the Pooling Agreement or a Material Adverse Effect and (ii) each of BFP and each Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals and where the failure so to qualify, to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could have a Material Adverse Effect.

      (f) BFP has all necessary power and authority to execute and deliver the Certificates. Each Certificate has been duly and validly authorized by BFP and, from and after the date on which such Certificate is executed by BFP and authenticated by the Trustee in accordance with the terms of the Pooling Agreement and the Series 1996-2 Supplement and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be validly issued and outstanding and will constitute valid and legally binding obligations of BFP entitled to the benefits of the Pooling Agreement and the Series 1996-2 Supplement and enforceable against BFP in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

      (g) Each Seller and each of Servicer and BFP has (i) all necessary corporate power and authority to (A) execute and deliver such of the Transaction Documents to which it is a party, and (B) perform its obligations under such of the Transaction Documents to which it is a party, (ii) duly authorized by all necessary action the execution, delivery and performance of such of the Transaction Documents to which it is a party and the consummation of the transactions provided for in such of the Transaction Documents to which it is a party, and (iii) duly and validly executed and delivered such of the Transaction Documents to which it is a party.

      (h) Each of the Transaction Documents to which Servicer, any Seller or BFP, as the case may be, is a party, when executed and delivered by it (and assuming the due authorization, execution and delivery thereof by the other parties thereto), will constitute its

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legal, valid and binding obligation, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

      (i) All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Servicer, any Seller or BFP, and all notices to and filings with any Governmental Authority that are required to be made by Servicer, any Seller or BFP, in the case of each of the foregoing in connection with the due execution, delivery and performance by Servicer, the Sellers and BFP of such of the Transaction Documents to which they are a party and the consummation of the transactions contemplated by the Transaction Documents to which they are a party, have been obtained or made and are in full force and effect except (i) filings under any state "Blue Sky" laws and (ii) where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect.

      (j) The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and each other Transaction Document and the fulfillment of the terms hereof and thereof by Servicer, each Seller and BFP will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the certificate of incorporation or the by-laws of Servicer, any Seller or BFP or (B) any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which Servicer, any Seller or BFP is a party or by which Servicer, any Seller or BFP or any of their respective properties is bound unless a valid and enforceable consent has been obtained prior to the date of this Agreement, (ii) result in the creation or imposition of any Adverse Claim (other than any Permitted Adverse Claim or any Adverse Claim created in favor of BFP pursuant to the Purchase Agreement or in favor of the Trustee pursuant to the Pooling Agreement) upon any of the properties of Servicer, any Seller or BFP, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to Servicer, any Seller or BFP or any of their respective properties of any Governmental Authority, which conflict, violation, breach, default or Adverse Claim described in any of clauses (i)(B), (ii) or (iii) above, individually or in the aggregate, would have a substantial likelihood of having a Material Adverse Effect.

      (k) The audited financial statements and schedules of Big Flower, and its consolidated Subsidiaries for the period ended December 31, 1995, as filed with the Securities and Exchange Commission (the "Commission") on Form 10-K and the unaudited financial statements and schedules of Big Flower and its consolidated Subsidiaries, for the quarters ended March 31, 1996 and June 30, 1996, as filed with the Commission on Form 10-Q (collectively, the "Financial Statements"), present fairly in all material respects the financial position, results of operations and cash flows of Big Flower and its consolidated Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. Deloitte & Touche LLP (the "Independent Accountants") is an independent public accounting firm within the meaning of the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

      (l) Since the date of the Financial Statements, (i) there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of BFP, any Seller or Big Flower, whether or not arising in the ordinary course of business, and (ii) except as disclosed in the notes to the Financial Statements or in the Preliminary Offering Memorandum, there have been no transactions entered into by BFP, any Seller or Big Flower that are material with respect to BFP, any Seller or Big Flower and that would be required to be disclosed under applicable law in connection with the offering, sale or resale of the Certificates.

      (m) (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Servicer, threatened against any of Servicer, any Seller or BFP before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) none of Servicer, any Seller or BFP is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority that, in the case of each of clauses (i) and (ii), (A) asserts the invalidity of any Transaction Document, (B) seeks any determination or ruling that would materially and adversely affect the performance by Servicer, any Seller or BFP of its obligations under any Transaction Document or the validity or enforceability of any Transaction Document, (C) seeks to affect adversely the income tax attributes of the transfers occurring pursuant to the Purchase Agreement or the Pooling Agreement under the United States Federal income tax system or any state income tax system or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a substantial likelihood of having a Material Adverse Effect.

      (n) Neither this Agreement nor any transaction contemplated herein or in the Transaction Documents will result in a violation of, or give rise to an obligation on the part of any purchaser to register, file or give notice under, Regulations G, T, U or X of the Federal Reserve Board or any other regulation issued by the Federal Reserve Board pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in each case as in effect on the Closing Date.

      (o) None of BFP, Big Flower, any Seller or the Trust is an "investment company" or controlled by an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").

      (p) None of Big Flower, BFP or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities
Act) that is or will be integrated with the sale of the Certificates in a manner that would require the registration under the Securities Act of the offering of the Certificates or (ii) assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8, engaged in any form of general solicitation or general advertising in connection with the offering of the Certificates (as those terms are used in Regulation D under the Securities
Act) or in any manner involving a public offering of the Certificates within the meaning of Section 4(2) of the Securities Act.

      (q) None of Big Flower, BFP, any of their respective Affiliates or any Person acting on their behalf has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to any Certificates or otherwise made offers or sales of securities under circumstances that would require registration of the Certificates under the Securities Act and Big Flower, BFP and their respective affiliates and any Person acting on its or their behalf have complied with the offering restrictions requirement of Regulation S.

      (r) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8, it is not necessary in connection with the offer, sale and delivery of the Certificates in the manner contemplated by this Agreement to register any of the Certificates under the Securities Act or to qualify the Pooling Agreement under the Trust Indenture Act of 1939, as amended.

      (s) On the Closing Date, (i) each of the representations and warranties of Servicer, each Seller and BFP that is set forth in this Agreement, the Purchase Agreement, the Pooling Agreement and the other Transaction Documents will be true and correct, and (ii) none of Servicer, any Seller or BFP will be in breach of any covenant or agreement set forth in this Agreement, the Purchase Agreement, the Pooling Agreement or any other Transaction Document.

      (t) No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute, an Early Amortization Event or a Servicer Default.

      (u) The Certificates meet the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

      (v) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all of the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

      SECTION 2B. Representations and Warranties of BFP. BFP represents and warrants to the Initial Purchasers that:

      (a) Neither (i) any of the Preliminary Offering Memorandum, the Offering Memorandum, any Additional Disclosure Documents or any amendment or supplement to any of the foregoing, in each case as of the respective dates thereof, or
(ii) the Preliminary Offering Memorandum or the Offering Memorandum, as modified by any amendment thereof or supplement thereto, at all times up to the Closing Date (as defined in Section 3), contained or contains, as applicable, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this subsection do not apply to statements or omissions made in reliance upon and in conformity with the information described in
Section 12 and any other information that is furnished to BFP in writing by the Initial Purchasers after the date hereof expressly for use in any amendment or supplement to the Offering Memorandum.

      (b) The Certificates, the Transaction Documents and the business of BFP conforms in all material respects to the respective descriptions thereof contained in the Offering Memorandum.

      (c) The statistical and market-related data included in the Offering Memorandum and any Additional Disclosure Documents are based on or derived from sources that BFP believes to be reliable and accurate in all material respects. The information concerning the Receivables that is included in the Offering Memorandum and any Additional Disclosure Documents presents fairly in all material respects the information purported to be stated therein. There has been no material adverse change in the delinquency, dilution, loss and other information with respect to the Receivables from that set forth in the Offering Memorandum.

      (d) BFP is a corporation duly organized, and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to own its properties and to conduct its business as the properties presently are owned and the business presently is conducted. BFP had at all relevant times, and now has, all necessary power, authority and legal right to acquire, own and transfer, in the manner contemplated by the Transaction Documents, the Receivables and the other Transferred Assets.

      (e) BFP is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals and where the failure so to qualify, to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could have a Material Adverse Effect.

      (f) BFP has all necessary power and authority to execute and deliver the Certificates. Each Certificate has been duly and validly authorized by BFP and, from and after the date on which such Certificate is executed by BFP and authenticated by the Trustee in accordance with the terms of the Pooling Agreement and the Series 1996-2 Supplement and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be validly issued and outstanding and will constitute valid and legally binding obligations of BFP entitled to the benefits of the Pooling Agreement and the Series 1996-2 Supplement and enforceable against BFP in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

      (g) BFP has (i) all necessary corporate power and authority to (A) execute and deliver such of the Transaction Documents to which it is a party, and (B) perform its obligations under such of the Transaction Documents to which it is a party, (ii) duly authorized by all necessary action the execution, delivery and performance of such of the Transaction Documents to which it is a party and the consummation of the transactions provided for in such of the Transaction Documents to which it is a party, and (iii) duly and validly executed and delivered such of the Transaction Documents to which it is a party.

      (h) Each of the Transaction Documents to which BFP is a party, when executed and delivered by it (and assuming the due authorization, execution and delivery thereof by the other parties thereto), will constitute its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

      (i) All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by BFP, and all notices to and filings with any Governmental Authority that are required to be made by BFP, in the case of each of the foregoing in connection with the due execution, delivery and performance by BFP of such of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by the Transaction Documents to which it is a party, have been obtained or made and are in full force and effect except (i) filings under any state "Blue Sky" laws and (ii) where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect.

      (j) The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and each other Transaction Document and the fulfillment of the terms hereof and thereof by BFP will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the certificate of incorporation or the by-laws of BFP or (B) any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which BFP is a party or by which BFP or any of its properties is bound unless a valid and enforceable consent has been obtained prior to the date of this Agreement, (ii) result in the creation or imposition of any Adverse Claim (other than any Permitted Adverse Claim or any Adverse Claim created in favor of BFP pursuant to the Purchase Agreement or in favor of the Trustee pursuant to the Pooling Agreement) upon any of the properties of BFP, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to BFP or any of its properties of any Governmental Authority, which conflict, violation, breach, default or Adverse Claim described in any of clauses (i)(B), (ii) or (iii) above, individually or in the aggregate, would have a substantial likelihood of having a Material Adverse Effect.

      (k) Since the date of the Financial Statements, (i) there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of BFP whether or not arising in the ordinary course of business, and (ii) except as disclosed in the notes to the Financial Statements or in the Preliminary Offering Memorandum, there have been no transactions entered into by BFP that are material with respect to BFP and that would be required to be disclosed under applicable law in connection with the offering, sale or resale of the Certificates.

      (l) (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of BFP, threatened against them before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) BFP is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority that, in the case of each of clauses (i) and (ii), (A) asserts the invalidity of any Transaction Document, (B) seeks any determination or ruling that would materially and adversely affect the performance by BFP of its obligations under any Transaction Document or the validity or enforceability of any Transaction Document, (C) seeks to affect adversely the income tax attributes of the transfers occurring pursuant to the Purchase Agreement or the Pooling Agreement under the United States Federal income tax system or any state income tax system or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a substantial likelihood of having a Material Adverse Effect.

      (m) Neither this Agreement nor any transaction contemplated herein or in the Transaction Documents will result in a violation of, or give rise to an obligation on the part of any purchaser to register, file or give notice under, Regulations G, T, U or X of the Federal Reserve Board or any other regulation issued by the Federal Reserve Board pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in each case as in effect on the Closing Date.

      (n) BFP is not an "investment company" or controlled by an "investment company" registered or required to be registered under the Investment Company Act.

      (o) Neither BFP nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) that is or will be integrated with the sale of the Certificates in a manner that would require the registration under the Securities Act of the offering of the Certificates or
(ii) assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8, engaged in any form of general solicitation or general advertising in connection with the offering of the Certificates (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering of the Certificates within the meaning of Section 4(2) of the Securities Act.

      (p) None of BFP, any of its Affiliates or any Person acting on its or their behalf has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to any Certificates or otherwise made offers or sales of securities under circumstances that would require registration of the Certificates under the Securities Act and BFP and its affiliates and any Person acting on its or their behalf have complied with the offering restrictions requirement of Regulation S.

      (q) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8, it is not necessary in connection with the offer, sale and delivery of the Certificates in the manner contemplated by this Agreement to register any of the Certificates under the Securities Act or to qualify the Pooling Agreement under the Trust Indenture Act of 1939, as amended.

      (r) On the Closing Date, (i) each of the representations and warranties of BFP that is set forth in this Agreement, the Purchase Agreement, the Pooling Agreement and the other Transaction Documents will be true and correct, and (ii) BFP will not be in breach of any covenant or agreement set forth in this Agreement, the Purchase Agreement, the Pooling

Agreement or any other Transaction Document.

      (s) No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute, an Early Amortization Event or a Servicer Default.

      (t) The Certificates meet the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

      (u) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all of the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

      SECTION 3. Purchase, Sale and Delivery of the Certificates. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, BFP agrees to sell to the Initial Purchasers, and each Initial Purchaser agrees to purchase, severally and not jointly, Certificates in the principal amount set forth opposite the name of each such Initial Purchaser on Schedule I at the purchase price specified in Schedule I. The purchaser discount reflected in the purchase price shall constitute compensation to each Initial Purchaser in addition to, and not in substitution for, the other amounts referred to in Section 6 and any other amount payable by Big Flower or BFP to any Initial Purchaser or its affiliate in connection with the transactions contemplated by the Transaction Documents, except that the purchaser discount will be credited against the success fee referred to in the February 23, 1996 engagement letter among Treasure Chest Advertising Company, Inc., BT Securities Corporation and CS First Boston Corporation (the "Engagement Letter"). The Certificates that each Initial Purchaser has agreed to purchase (in such denominations and registered in such name or names as the Initial Purchasers shall designate two Business Days prior to the Closing Date), shall be delivered to the holder against payment by or on behalf of the Initial Purchasers of the purchase price therefor (after giving effect to any amounts held back therefrom as described in the following sentence) by wire transfer (same day funds) to the account or accounts that BFP shall specify not less than one Business Day prior to the Closing Date. Each Initial Purchaser shall be entitled to hold back from the purchase price so paid for the Certificates by any amounts then payable by Big Flower or BFP to such Initial Purchaser pursuant to any of Sections 5A, 5B and 6. The delivery of and payment for the Certificates shall be made at the New York offices of Mayer, Brown & Platt, at 10:00 a.m., New York City time, on October 4, 1996 or at such other place, time or date as the Initial Purchasers, Big Flower and BFP may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date". BFP will make copies of the Certificates available for checking by the Initial Purchasers at the New York offices of Mayer, Brown & Platt at least 24 hours prior to the Closing Date.

      SECTION 4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Certificates, upon the terms set forth in the Offering Memorandum, as soon as practicable after this Agreement is entered into and as in their judgment is advisable. During the period from the date of this Agreement until the completion of the initial distribution, BFP and Big Flower each agrees to assist the Initial Purchasers in any marketing of the Certificates and (promptly upon request) to provide all information reasonably deemed necessary by the Initial Purchasers in such marketing. In addition, during such period BFP and Big Flower will use their best efforts to make appropriate officers and representatives of BFP and Big Flower available to participate in the information meetings for potential investors at such times and places as the Initial Purchasers may reasonably request. Further, each of BFP and Big Flower agrees, upon the request of an Initial Purchaser, to use reasonable efforts to cause the Independent Accountants to deliver to any potential purchaser of a Certificate an agreed upon procedures letter comparable to the comfort letter described in Section 7(l).

      SECTION 5A. Covenants of Big Flower. Big Flower covenants and agrees with the Initial Purchasers that:

      (a) Big Flower will not, and will not permit BFP to, amend or supplement the Offering Memorandum or any amendment thereof or supplement thereto unless each of the Initial Purchasers previously shall have been advised thereof and been furnished a copy thereof for a reasonable period of time prior to the proposed amendment or supplement and shall have given its prior written consent. Big Flower will, and will cause BFP to, promptly upon the reasonable request by any of the Initial Purchasers, prepare any amendments of or supplements to the Offering Memorandum that, in the opinion of the Initial Purchasers, may be necessary or advisable in connection with the resale of the Certificates by the Initial Purchasers.

      (b) Big Flower will, and will cause BFP to, take any action for the qualification or exemption of the Certificates for offer, sale and resale under the securities or "Blue Sky" laws of any jurisdictions that any of the Initial Purchasers shall reasonably request and will pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with the qualification or exemption and in connection with the determination of the eligibility of the Certificates for investment under the laws of the jurisdictions that the Initial Purchasers may designate; provided, however, that neither Big Flower nor BFP shall be obligated to qualify to do business or become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified. Thereafter, while any of the Certificates remain outstanding, Big Flower will, and will cause BFP to, arrange for the filing and making of, and will pay all fees applicable to, any statements and reports and renewals of registration necessary in order to continue to qualify or exempt the Certificates for secondary market transactions in the various jurisdictions in which the Certificates were originally registered or exempted for sale. If any of the Initial Purchasers shall pay any of the fees or expenses referred to in this subsection, Big Flower shall, and shall cause BFP to, promptly reimburse such Initial Purchaser; it being understood and agreed that the reimbursement shall not be subject to any limitations on reimbursement set forth in Section 6.

      (c) Without limiting the conditions specified in Section 7, if, at any time prior to the completion of the distribution of the Certificates, any event occurs or condition exists as a result of which it is necessary or desirable, in the opinion of the Initial Purchasers, BFP or Big Flower, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or existing at the time the Offering Memorandum is delivered to a prospective purchaser of any legal or beneficial interest in the Certificates, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, Big Flower will, and will cause BFP to, promptly notify the Initial Purchasers thereof and will prepare and deliver to the Initial Purchasers, at the expense of Big Flower and BFP, an amendment of or supplement to the Offering Memorandum that corrects the statement or omission or effects such compliance.

      (d) Big Flower will, and will cause BFP to, (i) promptly notify the Initial Purchasers of any amendment, supplement or other modification of any Additional Disclosure Document and (ii) without charge, provide to the Initial Purchasers as many copies of the Offering Memorandum, the Additional Disclosure Documents and any amendment or supplement to any of such documents as the Initial Purchasers may reasonably request.

      (e) Big Flower will, and will cause BFP to, apply the net proceeds from the sale of the Certificates as set forth in the "Use of Proceeds" section of the Offering Memorandum. Neither Big Flower nor any of its Subsidiaries will use the proceeds of the sale of the Certificates or any part thereof, directly or indirectly, to purchase or carry any "margin security" (as defined in Regulations G, T, U or X issued by the Federal Reserve Board) or to reduce or retire any indebtedness originally incurred to purchase any margin security.

      (f) Big Flower will not, and will not permit BFP or any of Big Flower's or BFP's respective Subsidiaries or Affiliates to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that could be integrated with the sale of the Certificates in a manner that would require the registration of the Certificates under the Securities Act.

      (g) Big Flower will not, and will not permit BFP, any of Big Flower's or BFP's respective Subsidiaries or Affiliates or any Person acting on its or their behalf to, engage in any directed selling efforts (as that term is defined in Regulation S) with respect to any Certificates, and Big Flower will, and will cause BFP, Big Flower's and BFP's respective

Subsidiaries and Affiliates and each Person acting on its or their behalf to, comply with the offering restrictions requirement of Regulation S.

      (h) Big Flower will not, and will not permit BFP or any of Big Flower's or BFP's respective Subsidiaries or Affiliates to, solicit any offer to buy or offer to sell the Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

      (i) Big Flower will not, and will not permit BFP or any of Big Flower's or BFP's Subsidiaries or Affiliates to, contact or solicit potential investors to purchase any Certificate, engage any Person to assist in the placement or sale of the Certificates or sell any Certificates to any Person, in the case of each of the foregoing, other than the Initial Purchasers.

      (j) So long as any of the Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Big Flower shall cause BFP to, unless BFP becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, provide to any holder of such restricted securities, or to any prospective purchaser of such restricted securities designated by a holder, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and prospective purchasers designated by such holders, from time to time of such restricted securities.

      (k) Until all obligations under the Certificates shall have been finally and fully paid and performed, Big Flower shall cause BFP to deliver to the Initial Purchasers each Monthly Report (and, if requested by the Initial Purchasers, each Daily Report) contemporaneously with the delivery thereof to the Trustee pursuant to the Pooling Agreement.

      (l) Big Flower shall not, nor shall it permit BFP or any of Big Flower's or BFP's respective Affiliates to, resell any Certificates that have been acquired by any of them.

      (m) During the period commencing on the date hereof and ending on the 60th day subsequent to the Closing Date with regard to borrowings or debt instruments, and ending on the date on which the Initial Purchasers have resold all of the Certificates with regard to securities or instruments similar to the Certificates, Big Flower will, and will cause BFP to, ensure that no other securities or instruments similar to the Certificates, borrowings or debt instruments (whether issued or guaranteed by BFP or Big Flower) are either placed or syndicated in the international or U.S. capital markets (or with regard to securities or instruments similar to the Certificates, in the international or U.S. bank markets), directly or on their behalf, in any manner which would in the reasonable judgment of the Initial

Purchasers have a detrimental effect on the successful placement of the Certificates unless consented to in writing by the Initial Purchasers.

      (n) Big Flower shall not, and shall not permit BFP, any of Big Flower's or BFP's respective Affiliates, or any Person acting on behalf of any of them to, make offers or sales of securities under circumstances that would require the registration of the Certificates under the Securities Act or cause BFP or the Trust to become an "investment company" registered or required to be registered under the Investment Company Act.

      (o) Big Flower shall, and shall cause BFP to, use its best efforts to permit the Class A Certificates and Class B Certificates to be eligible for clearance and settlement through Cedel S.A. and the Euroclear System.

      SECTION 5B. Covenants of BFP. BFP covenants and agrees with the Initial Purchasers that:

      (a) BFP will not amend or supplement the Offering Memorandum or any amendment thereof or supplement thereto unless each of the Initial Purchasers previously shall have been advised thereof and been furnished a copy thereof for a reasonable period of time prior to the proposed amendment or supplement and shall have given its prior written consent. BFP will, promptly upon the reasonable request by any of the Initial Purchasers, prepare any amendments of or supplements to the Offering Memorandum that, in the opinion of the Initial Purchasers, may be necessary or advisable in connection with the resale of the Certificates by the Initial Purchasers.

      (b) BFP will take any action for the qualification or exemption of the Certificates for offer, sale and resale under the securities or "Blue Sky" laws of any jurisdictions that any of the Initial Purchasers shall reasonably request and will pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with the qualification or exemption and in connection with the determination of the eligibility of the Certificates for investment under the laws of the jurisdictions that the Initial Purchasers may designate; provided, however, that BFP shall not be obligated to qualify to do business or become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified. Thereafter, while any of the Certificates remain outstanding, BFP will arrange for the filing and making of, and will pay all fees applicable to, any statements and reports and renewals of registration necessary in order to continue to qualify or exempt the Certificates for secondary market transactions in the various jurisdictions in which the Certificates were originally registered or exempted for sale. If any of the Initial Purchasers shall pay any of the fees or expenses referred to in this subsection, BFP shall promptly reimburse such Initial Purchaser; it being understood and agreed that the reimbursement shall not be subject to any limitations on reimbursement set forth in Section 6.

      (c) Without limiting the conditions specified in Section 7, if, at any time prior to the completion of the distribution of the Certificates, any event occurs or condition exists as a result of which it is necessary or desirable, in the opinion of the Initial Purchasers, BFP or Big Flower, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or existing at the time the Offering Memorandum is delivered to a prospective purchaser of any legal or beneficial interest in the Certificates, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, BFP will promptly notify the Initial Purchasers thereof and will prepare and deliver to the Initial Purchasers, at the expense of BFP, an amendment of or supplement to the Offering Memorandum that corrects the statement or omission or effects such compliance.

      (d) BFP will (i) promptly notify the Initial Purchasers of any amendment, supplement or other modification of any Additional Disclosure Document and (ii) without charge, provide to the Initial Purchasers as many copies of the Offering Memorandum, the Additional Disclosure Documents and any amendment or supplement to any of such documents as the Initial Purchasers may reasonably request.

      (e) BFP will apply the net proceeds from the sale of the Certificates as set forth in the "Use of Proceeds" section of the Offering Memorandum. BFP will not use the proceeds of the sale of the Certificates or any part thereof, directly or indirectly, to purchase or carry any "margin security" (as defined in Regulations G, T, U or X issued by the Federal Reserve Board) or to reduce or retire any indebtedness originally incurred to purchase any margin security.

      (f) BFP will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities
Act) that could be integrated with the sale of the Certificates in a manner that would require the registration of the Certificates under the Securities Act.

      (g) Neither BFP, nor any Person acting on its behalf will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to any Certificates, and each of BFP and any Person acting on its behalf will comply with the offering restrictions requirement of Regulation S.

      (h) BFP will not solicit any offer to buy or offer to sell the Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of

Section 4(2) of the Securities Act.

      (i) BFP shall not contact or solicit potential investors to purchase any Certificate, engage any Person to assist in the placement or sale of the Certificates or sell any Certificates to any Person, in the case of each of the foregoing, other than the Initial Purchasers.

      (j) So long as any of the Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Big Flower shall cause BFP to, unless it becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, provide to any holder of such restricted securities, or to any prospective purchaser of such restricted securities designated by a holder, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and prospective purchasers designated by such holders, from time to time of such restricted securities.

      (k) Until all obligations under the Certificates shall have been finally and fully paid and performed, BFP shall deliver to the Initial Purchasers each Monthly Report (and, if requested by the Initial Purchasers, each Daily Report) contemporaneously with the delivery thereof to the Trustee pursuant to the Pooling Agreement.

      (l) BFP shall not resell any Certificates that have been acquired by it.

      (m) During the period commencing on the date hereof and ending on the 60th day subsequent to the Closing Date with regard to borrowings or debt instruments, and ending on the date on which the Initial Purchasers have resold all of the Certificates with regard to securities or instruments similar to the Certificates, BFP will ensure that no other securities or instruments similar to the Certificates, borrowings or debt instruments (whether issued or guaranteed by BFP or Big Flower) are either placed or syndicated in the international or U.S. capital markets (or with regard to securities or instruments similar to the Certificates, in the international or U.S. bank markets), directly or on their behalf, in any manner which would in the reasonable judgment of the Initial Purchasers have a detrimental effect on the successful placement of the Certificates unless consented to in writing by the Initial Purchasers.

      (n) Neither BFP nor any Person acting on its behalf shall make offers or sales of securities under circumstances that would require the registration of the Certificates under the Securities Act or cause BFP or the Trust to become an "investment company" registered or required to be registered under the Investment Company Act.

      (o) BFP shall use its best efforts to permit the Class A Certificates and Class B Certificates to be eligible for clearance and settlement through Cedel S.A. and the Euroclear

System.

      SECTION 6. Expenses. (a) Each of Big Flower and BFP agrees, jointly and severally, to pay all costs and expenses incident to the purchase and initial resale of the Certificates by the Initial Purchasers and the transactions contemplated by this Agreement and the other Transaction Documents, whether or not the transactions contemplated herein or therein are consummated or this Agreement is terminated pursuant to Section 11, including (without limitation) all costs and expenses incident to (i) the preparation, printing, word processing or other production of documents with respect to such transactions, including any costs in respect of the Transaction Documents, the Preliminary Offering Memorandum, the Offering Memorandum, the Additional Disclosure Documents and any amendment or supplement to any of the foregoing, and any "Blue Sky" memorandum, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) subject to the penultimate sentence of this Section 6(a), the reasonable fees and disbursements of counsel retained by the Initial Purchasers, (iv) the fees and expenses of outside tax, accounting and other consultants and advisors to the Initial Purchasers, (v) travel, audit, publicity and other out-of-pocket fees and expenses of the Initial Purchasers, (vi) the fees and disbursements of counsel, accountants and other consultants, experts and advisors retained by Big Flower or BFP, (vii) preparation, issuance and delivery of the Certificates, (viii) trustee's fees and expenses, including expenses of counsel retained by the Trustee, (ix) the qualification of the Certificates under state securities and "Blue Sky" laws (including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto), (x) expenses in connection with any meetings or roadshows with prospective investors in the Certificates, (xi) document production, printing and distribution expenses for any rating agency presentation, marketing and/or offering materials, (xii) all expenses and fees incurred in connection with the application for use of any clearing or similar system, quotation of the Certificates on any market and (xiii) fees charged by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("DCR") or any other rating agencies and their counsel for the rating of the Certificates. Except as provided in the following sentence, Big Flower and BFP acknowledge that the Initial Purchasers are not responsible for the fees, costs and expenses set forth in this subsection or for the fees, costs or expenses incurred by any investor. Notwithstanding the limitations set forth in paragraph 3 of the Engagement Letter, Big Flower, BFP and the Initial Purchasers hereby agree that the fees and disbursements of Mayer, Brown & Platt, as counsel for the Initial Purchasers, in connection with the initial resale of the Certificates shall be paid by such parties as follows: (I) Big Flower and BFP hereby agree to pay $165,000 of such fees and disbursements plus 50% of such fees and disbursements which are in excess of $165,000 but not more than $265,000; (II) BT Securities Corporation hereby agrees to pay 28.5% of such fees and disbursements which are in excess of $165,000 but not more than $265,000; and (III) CS First Boston Corporation hereby agrees to pay 21.5% of such fees and disbursements which are in excess of $165,000 but not more than $265,000. Such fees and disbursements of Mayer, Brown & Platt are in addition to the fees and disbursements in connection with the creation of the Trust and the issuance of the Series 1996-1 Certificates which were previously paid by Big Flower.

      (b) Big Flower and BFP further agree, jointly and severally, to pay or reimburse, on a timely basis, the Initial Purchasers for all out-of-pocket fees, costs and expenses incurred by them or a third party selected by them (which may include an Affiliate of an Initial Purchaser) in connection with the conduct of a due diligence examination of the Receivables and of the activities of Big Flower, its Subsidiaries and Affiliates with respect to the Receivables whether or not the transactions contemplated herein are consummated. Each of Big Flower and BFP agrees that these fees may include (without limitation) fees and expenses incurred in connection with time spent at the offices of Big Flower, its Subsidiaries or Affiliates and in the preparation of a limited scope examination report. Further, it is understood that the due diligence examination will not preclude the need for the comfort letter and/or agreed upon procedures letter to be issued by the Independent Accountants as is described in Section 7(l) in respect of information contained in the Offering Memorandum.

      (c) The amounts payable under each clause of this section shall be cumulative, and payment of amounts referred to in one clause shall not reduce amounts payable under another clause.

      SECTION 7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Certificates shall, in their sole discretion, be subject to the following conditions:

      (a) The Trustee shall have good and marketable title to an undivided percentage ownership interest in the Receivables and other Transferred Assets, free and clear of all Adverse Claims (other than Permitted Adverse Claims).

      (b) BFP shall have (i) caused all Uniform Commercial Code financing statements required to perfect (A) the first priority ownership interest of BFP in the Receivables and other Transferred Assets under the Purchase Agreement and
(B) the first priority interest granted by BFP to the Trustee pursuant to the Pooling Agreement in the Receivables and other Transferred Assets, in each case, to be duly filed in the manner required by the laws of each appropriate jurisdiction, and (ii) paid, or caused to be paid, all transfer taxes, documentary stamp taxes and filing fees incurred in connection therewith.

      (c) All corporate and other proceedings in connection with the transactions contemplated herein and in the Transaction Documents and all documents and certificates incident thereto shall be satisfactory in form and substance to the Initial Purchasers and their counsel, and the Initial Purchasers shall have received any other documents and certificates incident to the transactions that any of the Initial Purchasers or their counsel shall reasonably request. Without limiting the foregoing, the Initial Purchasers or their counsel shall have received on the Closing Date certified copies of all documents evidencing corporate action taken by Servicer, each Seller, BFP and the Trustee to approve the execution and delivery of the Transaction Documents to which they are a party and the consummation of the transactions contemplated hereby and thereby.

      (d) The Transaction Documents and the Certificates shall conform in all material respects to the descriptions thereof contained in the Offering Memorandum. Immediately prior to the sale of the Certificates to the Initial Purchasers, the Certificates shall have been executed by BFP and authenticated by or on behalf of the Trustee, and each of the Pooling Agreement, the Purchase Agreement, this Agreement, the Series 1996-2 Supplement and the other Transaction Documents that are to be executed and delivered on or prior to the Closing Date shall have been executed and delivered. The Initial Purchasers and the Trustee shall have received on the Closing Date a fully executed counterpart original and any required conformed copies of all Transaction Documents delivered on or prior to the Closing Date, and the Trustee shall have received the Certificates.

      (e) The Initial Purchasers or their counsel shall have received on the Closing Date signature and incumbency certificates executed by authorized officers of Servicer, the Sellers, BFP and the Trustee certifying the identities and signatures of those officers who executed each of the Transaction Documents to which Servicer, the Sellers, BFP or the Trustee, as the case may be, is a party.

      (f) Upon consummation of the transactions contemplated in the Transaction Documents that are to occur on or prior to the Closing Date, the Transferor Net Worth will not be less than 18% of the aggregate Unpaid Balance of the Receivables on such date.

      (g) The purchase of the Certificates by the Initial Purchasers shall be permitted by the laws and regulations to which the Initial Purchasers are subject.

      (h) BFP shall have delivered on the Closing Date to the Initial Purchasers or their counsel evidence of acceptance by Lexis Document Services, Inc. of its appointment by BFP, each Seller and Big Flower as agent for service of process in New York.

      (i) The Class A Certificates shall have been rated "AAA" by DCR and S&P (collectively, the "Rating Agencies"), the Class B Certificates shall have been rated not lower than "AA" by the Rating Agencies, the Class C Certificates shall have been rated not lower than "BBB" by the Rating Agencies, the ratings shall be in full force and effect and the Initial Purchasers shall have received on the Closing Date a letter from the Rating Agencies dated on or before the Closing Date to such effect.

      (j) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there shall not have occurred (i) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or in the earnings, business, operations or business prospects of Servicer, any Seller or of BFP, whether or not arising in the ordinary course of business, (ii) any other event or occurrence that could have a Material Adverse Effect, (iii) a suspension or material limitation in trading in any securities issued by Big Flower or any of its Affiliates, or in securities generally, on any securities exchange or the establishment of minimum prices on any such exchange, (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities, (v) any downgrading in the rating accorded securities issued by Big Flower or any of its Affiliates by any "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g) under the Securities Act, or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Big Flower or any of its Affiliates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of the rating), (vi) any outbreak or escalation of major hostilities in which the United States of America is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that in the judgment of the Initial Purchasers makes it inadvisable to proceed with the solicitation of offers to purchase Certificates, or (vii) any material adverse change in financial, political or economic conditions that in the judgment of the Initial Purchasers makes it inadvisable to purchase the Certificates or to proceed with the solicitation of offers to purchase Certificates.

      (k) On the Closing Date, the Initial Purchasers shall have received opinions, dated the Closing Date, addressed to the Initial Purchasers and the Rating Agencies and satisfactory to their counsel, of (i) Skadden, Arps, Slate, Meagher & Flom, special counsel to the Sellers, Servicer and BFP, (A) as to the validity of the Trustee's interest in the Receivables and other Transferred Assets and other UCC matters, (B) as to "true sale" and substantive consolidation and (C) as to corporate, securities law and other matters, and (D) as to certain Federal and New York tax matters, (ii) Ira Horowitz, Esq., as to certain corporate and other matters, (iii) Hodgson, Russ, Andrews, Woods & Goodyear, special counsel to the Trustee, as to certain matters relating to the Trustee, (iv) Lowenstein, Sandler, Kohl, Fisher & Boylan, as to New Jersey perfection and tax matters, (v) Hunton & Williams as to Maryland UCC and tax matters and (vi) Jones, Day, Reavis & Pogue, as to Texas and Pennsylvania UCC and tax matters, in each case in substantially the forms of the opinions as to such matters delivered by such counsel on March 19, 1996, modified to the extent appropriate to include this Agreement, the Series 1996-2 Supplement, the Certificates and the transactions described herein and to cover the additional matters described in Exhibit A hereto. The Initial Purchasers also shall have received copies addressed to the Initial Purchasers of such opinion letters, if any, as shall be delivered to the Rating Agencies with respect to matters not addressed in clauses (i) through (vi) above.

      (l) The Initial Purchasers shall have received from the Independent Accountants a comfort letter or letters with respect to the Offering Memorandum dated the date hereof and the Closing Date, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and their counsel.

      (m) The Initial Purchasers shall have received an opinion from Mayer, Brown & Platt, in form and substance satisfactory to the Initial Purchasers, as to such matters that they require.

      (n) The representations and warranties of Servicer, each Seller and BFP contained in the Transaction Documents to which it is a party shall be true and correct as of the date hereof and as of the Closing Date as if made on such date; Servicer, the Sellers and BFP shall have performed all covenants and agreements and satisfied all conditions on their respective parts to be performed or satisfied under the Transaction Documents to which it is a party on or prior to the Closing Date; and no event shall have occurred and no condition shall exist that would constitute an Early Amortization Event or a Servicer Default under the Pooling Agreement, either with or without notice or lapse of time or both.

      (o) Subsequent to the respective dates as of which information is given in the Offering Memorandum, other than as contemplated by the Offering Memorandum, none of Servicer, the Sellers or BFP shall have entered into any transactions that are material to the business, condition (financial or otherwise) or results of operations or business prospects of Servicer, any Seller or BFP.

      (p) The Initial Purchasers shall have received a certificate of Big Flower, dated the Closing Date, signed on behalf of Big Flower by its President, Secretary or any Vice President and its Chief Financial Officer, to the effect that:

            (i) The representations and warranties of Servicer, each of the Sellers and BFP contained in the Transaction Documents to which it is a party are true and correct as of the Closing Date as if made on such date; Servicer, the Sellers and BFP have performed all covenants and agreements and satisfied all conditions on their respective parts to be performed or satisfied under the Transaction Documents on or prior to the Closing Date; subsequent to the date of the Financial Statements, there has been no material adverse change in the business, condition (financial or otherwise) or results of operations or business prospects of Servicer, any Seller or BFP; and no event has occurred and no condition exists that would constitute an Early Amortization Event or a Servicer Default, either with or without notice or lapse of time or both.

            (ii) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there has not occurred (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or in the earnings, business, operations or business prospects of Servicer, any Seller, or BFP, whether or not arising in the ordinary course of business, or (B) any other event or occurrence that would have a Material Adverse Effect.

            (iii) Subsequent to the respective dates as of which information is given in the Offering Memorandum, other than as contemplated by the Offering Memorandum, none of Servicer, the Sellers or BFP has entered into any transactions that are material and adverse to the business, condition (financial or otherwise) or results of operations or business prospects of Servicer, any Seller or BFP.

            (iv) As of the Closing Date, none of the Offering Memorandum, any amendment thereof or supplement thereto, or any Additional Disclosure Document or any amendment thereof or supplement thereto, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the certificate will not apply to statements or omissions made in reliance upon and in conformity with the information described in Section 12 and any other information that is furnished to BFP in writing by the Initial Purchasers after the date hereof expressly for use in any amendment or supplement to the Offering Memorandum.

      (q) The Initial Purchasers shall have received a certificate of BFP, dated the Closing Date, signed on behalf of BFP by its President or any Vice President and its Chief Financial Officer, to the effect that:

            (i) The representations and warranties of BFP contained in the Transaction Documents to which it is a party are true and correct as of the Closing Date as if made on such date; BFP has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under the Transaction Documents on or prior to the Closing Date; subsequent to the date of the Financial Statements, there has been no material adverse change in the business, condition (financial or otherwise) or results of operations or business prospects of BFP; and no event has occurred and no condition exists that would constitute an Early Amortization Event or a Servicer Default, either with or without notice or lapse of time or both.

            (ii) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there has not occurred (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or in the earnings, business, operations or business prospects of BFP, whether or not arising in the ordinary course of business, or (B) any other event or occurrence that would have a Material Adverse Effect.

            (iii) Subsequent to the respective dates as of which information is given in the Offering Memorandum, other than as contemplated by the Offering Memorandum, BFP has not entered into any transactions that are material and adverse to the business, condition (financial or otherwise) or results of operations or business prospects of BFP.

            (iv) As of the Closing Date, none of the Offering Memorandum, any amendment thereof or supplement thereto, or any Additional Disclosure Document or any amendment thereof or supplement thereto, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the certificate will not apply to statements or omissions made in reliance upon and in conformity with the information described in Section 12 and any other information that is furnished to BFP in writing by the Initial Purchasers after the date hereof expressly for use in any amendment or supplement to the Offering Memorandum.

      (r) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., Chicago time on October 1, 1996, or at such later date and time as the Initial Purchasers may approve in writing.

      (s) The Initial Purchasers shall have received confirmation that the Class A Certificates and Class B Certificates have been accepted for clearance of secondary trading by the Euroclear System and Cedel S.A.

      Big Flower and BFP shall furnish to the Initial Purchasers (x) such other agreements, instruments, documents, opinions, certificates, letters and schedules as the Initial Purchasers or their counsel reasonably may request and
(y) originals and conformed copies of all opinions, certificates, letters, schedules, agreements, documents and instruments delivered pursuant to this Agreement in the quantities that any of the Initial Purchasers shall reasonably request.

      SECTION 8. Offering of Certificates; Restrictions on Transfer; Listing. Each of the Initial Purchasers represents and warrants to Big Flower and BFP that it is an Accredited Investor. Each of the Initial Purchasers represents and warrants to Big Flower and BFP that it has not offered or sold, and will not offer or sell, any Certificates, except (a) Class A

Certificates, Class B Certificates and/or Class C Certificates within the United States, in the case of BT Securities Corporation and CS First Boston Corporation, (i) to Persons reasonably believed by such Initial Purchaser to be Qualified Institutional Buyers in reliance on the exemption from registration provided by Rule 144A and (ii) to a limited number of other Accredited Investors or otherwise in compliance with Rule 144 if available, upon delivery of an opinion of counsel in a form satisfactory to the Trustee and Transferor to the effect that registration of the Certificate is not required in respect of such offer or sale, and (b) Class A Certificates and/or Class B Certificates outside the United States pursuant to Regulation S. Accordingly, each Initial Purchaser agrees that neither it, its affiliates nor any Persons acting on its or their behalf has engaged or will hereafter engage, in any directed selling efforts (as such term is defined in Regulation S) with respect to any Certificate sold in reliance on Regulation S, and each of such Persons has complied, and will hereafter comply, with the offering restrictions requirements of Regulation S. No such Person has solicited any offer to buy or will hereafter solicit any offer to buy, or has offered to sell or will hereafter offer to sell, any Certificate by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Each of the Initial Purchasers recognizes its responsibility for compliance with applicable securities laws in connection with its own activities undertaken in connection with the sale of the Certificates. Each Initial Purchaser further represents and warrants that it has not entered into and will not enter into any contractual arrangement with respect to the distribution of the Certificates, except with its Affiliates or with the prior written consent of BFP.

      Each Initial Purchaser agrees that, at or prior to confirmation of sale of the Class A Certificates and/or Class B Certificates pursuant to Regulation S, it will have sent to each distributor, dealer or Person receiving a selling concession, fee or other remuneration that purchases the Class A Certificates and/or Class B Certificates from it during the restricted period a confirmation or notice to substantially the following effect;

            "The Certificates covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given to them by Regulation S."

      Each Initial Purchaser represents and agrees that (a) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Certificates to Persons in the United Kingdom, except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom for purposes of the Public Offers of Securities Regulation 1995; (b) it has complied and will comply with all applicable provisions of the Public Offers of Securities Regulations 1995 and the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the proposed issue or sale of the Certificates to a Person that is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, or a Person to whom such document may otherwise lawfully be issued or passed on.

      Each Initial Purchaser acknowledges that no action has been or will be taken in any jurisdiction by BFP that would permit a public offering of the Certificates, or possession or distribution of the Offering Memorandum or any other offering material, in any country or jurisdiction where action for that purpose is required. Each Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers Certificates or has in its possession or distributes any offering materials, in all cases at its own expense. Each Initial Purchaser will obtain any consent, approval or permission required by it for the acquisition, offer, sale or delivery by it of Certificates under the laws and regulations in force in any jurisdiction in which it makes any such acquisition, offer, sale or delivery.

      Each Initial Purchaser agrees that, at or prior to confirmation of sale of any Certificates, it will have received an appropriately completed and executed letter in the form attached to the Offering Memorandum as Annex A.

      SECTION 9. Indemnification and Contribution. (a) Big Flower and BFP, jointly and severally, agree to indemnify and hold harmless each of the Initial Purchasers, their respective Affiliates, directors, officers, employees, agents, representatives and each Person who controls any of the Initial Purchasers (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages or other liabilities, costs and expenses to which any of the Initial Purchasers or any other indemnified party may become subject, insofar as any losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Offering Memorandum, the Offering Memorandum or any amendment of or supplement to any of the foregoing, (B) any Additional

      Disclosure Document or any amendment of or supplement to any of the foregoing or (C) any application or other document, or any amendment thereof or supplement thereto, executed by Big Flower or BFP or based upon written information furnished by or on behalf of Big Flower or BFP filed in any jurisdiction in order to qualify the Certificates under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"), or

            (ii) the omission or alleged omission to state, in any Preliminary Offering Memorandum, the Offering Memorandum or any amendment of or supplement to any of the foregoing, any Additional Disclosure Document or any amendment of or supplement to any of the foregoing or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in each case will reimburse, as incurred, each indemnified party for any legal or other expenses incurred in connection with investigating, defending against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action; provided, however, that Big Flower and BFP will not be liable in any case under clause (i) or (ii) to the extent that any loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or any Application that, in the case of each of the foregoing, is made in reliance upon and in conformity with the information described in Section 12 or any other information that is furnished to BFP in writing by the Initial Purchasers after the date hereof expressly for use in any amendment or supplement to the Offering Memorandum; provided, further, that the foregoing indemnity, insofar as it relates to any untrue statement or omission in the Preliminary Offering Memorandum or any amendments or supplements thereto issued prior to the Offering Memorandum, shall not inure to the benefit of the Initial Purchasers or their respective employees, directors, agents, officers and representatives or to any Person who controls an Initial Purchaser if the Person asserting the loss, claim, damage or liability which gives rise to such indemnity (the "Underlying Claimant") purchased Certificates from an Initial Purchaser on its initial resale and if a copy of the Offering Memorandum and any available amendments or supplements thereto were not sent or given by such Initial Purchaser or on such Initial Purchaser's behalf to such Underlying Claimant at or prior to the written confirmation of the sale of Certificates to such Underlying Claimant (unless such failure to so send or give the Offering Memorandum and/or such amendments or supplements results from the failure of Big Flower and BFP to comply with Section 5(d)), and if the Offering Memorandum together with any then available amendments or supplements thereto would have cured the defect giving rise to such losses, claims, damages or liabilities.

      Big Flower and BFP shall not be liable under this section for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld. Big Flower and BFP shall not, without the prior written consent of the Initial Purchasers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this section (whether or not the Initial Purchasers or any other indemnified party is an actual or potential party to the claim, action, suit or proceeding) unless the settlement, compromise or consent includes an unconditional release of the Initial Purchasers and each other indemnified party described in this clause from all liability arising out of the claim, action, suit or proceeding.

      (b) Each Initial Purchaser will indemnify and hold harmless each of Big Flower, BFP, their directors, officers, employees, agents and representatives and each Person who controls Big Flower or BFP (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages or liabilities to which Big Flower, BFP or any other indemnified party may become subject, insofar as the losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment thereof or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment thereof or supplement thereto, or any Application, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the information described in
Section 12 and any other written information concerning such Initial Purchaser that is furnished to Big Flower or BFP after the date hereof by such Initial Purchaser specifically for use in any amendment or supplement to the Offering Memorandum; and, subject to the limitation set forth immediately preceding this clause, each Initial Purchaser will reimburse, as incurred, any legal or other expenses incurred by Big Flower or BFP or any other indemnified party in connection with investigating or defending against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action in respect thereof. An Initial Purchaser shall not be liable under this section for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. Notwithstanding any other provision of this subsection, each Initial Purchaser's indemnification obligations shall be limited in amount to the aggregate of total purchaser discounts received by it under this Agreement.

      (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action or proceeding for which an indemnified party is entitled to indemnification under this section, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability under subsection (a) or (b) (as applicable) unless and to the extent that the failure to notify results in the forfeiture by the indemnifying party of substantial rights and defenses. If any action or proceeding is brought that involves any indemnified party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party; provided, however, that if (i) such counsel shall have advised the indemnified party that the rules of professional responsibility would preclude, under the circumstances on the date of such determination, one firm of attorneys from representing both the indemnified and the indemnifying party, or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of the action or proceeding, then, in each case, (A) the indemnifying party shall not have the right to direct the defense of the action on behalf of the indemnified party or parties, (B) the indemnified party or parties shall have the right to select separate counsel to defend the action on behalf of the indemnified party or parties and (C) all costs and expenses of each indemnified party in connection with the action or proceeding shall be paid by the indemnifying party pursuant to subsection (a) or (b) (as applicable). Notwithstanding the foregoing, in no event shall an indemnifying party, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, together with any necessary local counsel.

      After notice from the indemnifying party to the indemnified party of the indemnifying party's election so to assume the defense of the action or proceeding and approval by the indemnified party of counsel appointed to defend the action, the indemnifying party will not be liable to the indemnified party under this section for any legal or other expenses, other than reasonable legal and other out-of-pocket costs of investigation, subsequently incurred by the indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the second sentence of the immediately preceding paragraph or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. If the indemnifying party assumes the defense of any action or proceeding, the indemnified party shall have the right to employ separate counsel therein, and to participate in the defense thereof, but the fees and expenses of its counsel shall be borne exclusively by the indemnified party without any right or entitlement to reimbursement by an indemnifying party or its Affiliates except as otherwise provided in the preceding sentence and in the preceding paragraph.

      (d) In circumstances in which the indemnity agreement provided for in the preceding subsections is unavailable (other than by reason of the application of one of the provisos to the first paragraph of Section 9(a)) or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by the indemnified party as a result of losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in losses, claims, damages or liabilities (or actions in respect thereof). It is the parties' intention that, to the maximum extent permitted by applicable law, (A) the relative benefits received by Big Flower and BFP on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by or on behalf of BFP bear to the total purchaser discounts and commissions received by the Initial Purchasers with respect to the offering, and (B) the relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Big Flower or BFP on the one hand, or the Initial Purchasers on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

      Big Flower, BFP and the Initial Purchasers agree that it would not be equitable if the amount of contribution pursuant to this section were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the preceding paragraph. Notwithstanding any other provision of this subsection, no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total purchaser discounts and commissions received by it under this Agreement, less the aggregate amount of any damages that it otherwise has been required to pay by reason of the untrue or alleged untrue statements, or the omissions or alleged omissions to state, a material fact. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection, each affiliate, director, officer, employee, agent and representative of each of the Initial Purchasers and each Person who controls any Initial Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) shall have the same rights to contribution as the Initial Purchasers, and each affiliate, director, officer, employee, agent and representative of Big Flower and BFP and each Person who controls Big Flower or BFP (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), shall have the same rights to contribution as Big Flower and BFP. The indemnity and contribution obligations of the Initial Purchasers under this section are several (and not joint) in proportion to their respective purchase commitments hereunder.

      SECTION 10. Survival; Scope of Liability. The respective representations, warranties, agreements, covenants, indemnities and other statements of Big Flower, BFP, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of any of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of Big Flower, BFP, the Initial Purchasers or any of their respective officers or directors, or any controlling Person referred to in Section 9 and (b) delivery of and payment for the Certificates. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 9 shall remain in full force and effect regardless of any termination or cancellation of this Agreement.

      SECTION 11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to Big Flower and BFP given on or prior to the Closing Date in the event that Servicer, any Seller or BFP shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior thereto or if, on or prior to the Closing Date:

            (i) there shall have been, in the sole judgment of the Initial Purchasers, any material adverse change, or any development involving a material adverse change, in the business, condition (financial or otherwise) or results of operations or business prospects of Servicer, any Seller or BFP, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto),

            (ii) trading in any securities issued by Big Flower or its Affiliates, or in securities generally, on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange,

            (iii) a banking moratorium shall have been declared by New York or United States authorities, or

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States of America and any foreign power, or
      (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States of America or any other national or international calamity or emergency, or (C) any material change in the financial markets that, in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the

      Certificates as contemplated by the Offering Memorandum.

      Termination of this Agreement pursuant to this section (a) shall be without liability of any party to any other party except that the Initial Purchasers shall be entitled to any fees and expenses payable, in each case in accordance with Section 6.

      (b) If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Certificates that it has agreed to purchase hereunder on such date and arrangements satisfactory to the non-defaulting Initial Purchasers, BFP and Big Flower for the purchase of the Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, BFP or Big Flower. In any such case, any of the non-defaulting Initial Purchasers, BFP or Big Flower shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Purchaser under this Agreement.

      SECTION 12. Information Supplied by the Initial Purchasers. The statements set forth in Schedule II (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to Big Flower and BFP for purposes of inclusion in the Preliminary Offering Memorandum, the supplements thereto and the Offering Memorandum.

      SECTION 13. Notices. Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing and either delivered by hand, by mail or by facsimile, and any notice shall be effective when received at the address or facsimile number (as applicable) specified below:

      If to BFP:

            BFP Receivables Corporation
            250 West Pratt Street
            Baltimore, Maryland  21201
            Attention: Rick Frier
            Facsimile No.: (410) 528-9287

      If to Big Flower:

            Big Flower Press Holdings, Inc.
            Three East 54th Avenue, 19th Floor

            New York, New York  10022
            Attention: David Mait
            Facsimile No.: (212) 223-4074

      If to the Initial Purchasers:

            BT Securities Corporation
            130 Liberty Street
            New York, New York 10015
            Attention: Global Structured Finance
            Facsimile No.: (212) 250-7590

                  with a copy to:

                        Bankers Trust Company
                        130 Liberty Street
                        New York, New York 10015
                        Attention: General Counsel
                        Facsimile No.: (212) 250-5063

            Bankers Trust International PLC
            One Appold Street
            Broadgate
            London EC2A 2HE
            England
            Attention: Legal Department
            Facsimile No.:  011-4471-982-2270

            CS First Boston Corporation
            Park Avenue Plaza
            55 East 52nd Street
            New York, New York  10055
            Attention:  Richard B. d'Albert
            Facsimile No.: (212) 479-5502

or at such other address or facsimile number as any party may designate from time to time by notice duly given to the other parties in accordance with the terms of this section.

      SECTION 14. Successors; Joint or Several Obligations. (a) This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, Big Flower, BFP and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their respective successors and the controlling Persons, Affiliates, directors, officers, employees, agents and representatives referred to in
Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto, their respective successors and said controlling Persons, Affiliates, directors, officers, employees, agents and representatives and their heirs and legal representatives, and for the benefit of no other Person. No purchaser of a beneficial interest in the Certificates from any of the Initial Purchasers will be deemed a successor because of such purchase.

      (b) It is understood and agreed that (i) the obligations of Big Flower and BFP under this Agreement are joint and several obligations, and (ii) the obligations of the Initial Purchasers under this Agreement are several but not joint obligations.

      SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

      SECTION 16. No Petition. Each of the Initial Purchasers covenants and agrees that, prior to the date that is one year and one day after the date on which all Certificates are paid in full, it will not institute against, or join any other Person in instituting against, BFP any proceeding of the type referred to in the definition of Bankruptcy Event in Appendix A to the Pooling Agreement. The foregoing shall not limit the right of the Initial Purchasers to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against BFP by any Person other than the Initial Purchasers.

      SECTION 17. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      SECTION 18. Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN THE STATE OR FEDERAL COURT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM

TO THE MAINTENANCE OF THE ACTION OR PROCEEDING, AND (C) IN THE CASE OF BIG FLOWER AND BFP, IRREVOCABLY APPOINTS THE PROCESS AGENT AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING. THE SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF THE PROCESS TO BIG FLOWER OR BFP (AS APPLICABLE) IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ADDRESS, AND EACH OF BIG FLOWER AND BFP HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT THE SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE PARTIES ALSO IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES OF THE PROCESS TO THE PARTIES (AS APPLICABLE) AT THEIR ADDRESSES SPECIFIED HEREIN. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OR ALL OF THE OTHER PARTIES OR ANY OF THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 19. Amendments. This Agreement may be amended at any time upon the written consent of each of the parties hereto.

      SECTION 20. Severability of Provisions. If any one or more of the agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then the unenforceable agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other agreements, provisions or terms of this Agreement.

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among Big Flower, BFP and the Initial Purchasers.

                              Very truly yours,

                              BIG FLOWER PRESS HOLDINGS, INC.



                              By: /s/ Mark Angelson
                                  -----------------------------
                              Title: Executive Vice President


                              BFP RECEIVABLES CORPORATION



                              By: /s/ Mark Angelson
                                  -----------------------------
                              Title: Secretary


Accepted and agreed to September 26, 1996:

BT SECURITIES CORPORATION



By: /s/ Reuben Cohen
    ------------------------------
    Authorized Signatory


BANKERS TRUST INTERNATIONAL PLC



By: /s/ Jocelyn Court
    ------------------------------
    Authorized Signatory


CS FIRST BOSTON CORPORATION



By: /s/ Richard D'Albert
    ------------------------------
    Authorized Signatory

                                                                      SCHEDULE I
                                                           to Purchase Agreement

                       Series 1996-2, Class A Certificates

                                 Principal Amount of
         Name of                 Class A Certificates         Purchase
    Initial Purchaser              to be Purchased             Price
    -----------------              ---------------             -----

BT Securities Corporation             $13,000,000           $13,000,000

Bankers Trust International PLC       $33,000,000           $33,000,000

CS First Boston Corporation           $29,000,000           $29,000,000


                       Series 1996-2, Class B Certificates

                                 Principal Amount of
         Name of                 Class B Certificates         Purchase
    Initial Purchaser              to be Purchased             Price
    -----------------              ---------------             -----

BT Securities Corporation             $19,000,000           $19,000,000

Bankers Trust International PLC       $10,000,000           $10,000,000

CS First Boston Corporation           $11,000,000           $11,000,000


                       Series 1996-2, Class C Certificates

                                 Principal Amount of
         Name of                 Class C Certificates         Purchase
    Initial Purchaser              to be Purchased              Price
    -----------------              ---------------              -----

BT Securities Corporation             $15,000,000           $15,000,000

                                                                     SCHEDULE II
                                                           to Purchase Agreement

      Section 12 of the Purchase Agreement shall refer to the following information in the Offering Memorandum:


      The penultimate sentence of the first paragraph and second sentence of the ninth paragraph under the heading "PLAN OF DISTRIBUTION."